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Exhibit 23.3

CONSENT OF INDEPENDENT AUDITORS

        We consent to use in this Pre-effective Amendment No. 1 to the Registration Statement of Cathay General Bancorp on Form S-4, of our report dated March 24, 2015, on the consolidated financial statements of Asia Bancshares, Inc., and to the reference to our firm under the heading "Experts" contained in the Pre-effective Amendment No. 1 to the Registration Statement on Form S-4.

Crowe Horwath LLP

New York, New York
May 12, 2015

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  Exhibit 23.3
CONSENT OF INDEPENDENT AUDITORS